PNC

MERCANTILE

MERCANTILE BANKSHARES CORPORATION

The PNC Financial Services Group, Inc.

Announces Agreement to Acquire
Mercantile Bankshares Corporation

October 9, 2006

Exhibit 99.2

Forward-Looking Information

This presentation contains forward-looking statements regarding our outlook or expectations with respect to the planned acquisition of Mercantile, the expected costs to be incurred in connection with the acquisition, Mercantile’s future performance and consequences of its integration into
PNC, and the impact of the transaction on PNC’s future performance.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  The forward-looking statements in this presentation speak only as of the date of the presentation, and each of PNC and Mercantile assumes no duty, and does not undertake, to update them.  Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements.

These forward-looking statements are subject to the principal risks and uncertainties applicable to the respective businesses of PNC and
Mercantile generally that are disclosed in the 2005 Form 10-K and in current year Form 10-Qs and Form 8-Ks of PNC and Mercantile (accessible on the SEC’s website at www.sec.gov and on PNC’s website at www.pnc.com and on Mercantile’s website at www.mercantile.com, respectively).
In addition, our forward-looking statements in this presentation are subject to the following risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired business into PNC after closing:

Completion of the transaction is dependent on, among other things, receipt of regulatory and shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.  The impact of the completion of the transaction on
PNC’s financial statements will be affected by the timing of the transaction.

The transaction may be substantially more expensive to complete (including the integration of Mercantile’s businesses) and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

The integration of Mercantile’s business and operations into PNC, which will include conversion of Mercantile’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to
Mercantile’s or PNC’s existing businesses.

The anticipated benefits to PNC are dependent in part on Mercantile’s business performance in the future, and there can be no assurance as to actual future results, which could be impacted by various factors, including the risks and uncertainties generally related to PNC’s and
Mercantile’s performance or due to factors related to the acquisition of Mercantile and the process of integrating it into PNC.

Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or Mercantile’s actual or anticipated results.

Combination of PNC and Mercantile
Will Create a Mid-Atlantic Powerhouse

Mercantile is a premier franchise that fits well
into PNC’s footprint

PNC is accelerating its expansion into one of
the nation’s most affluent and attractive regions

Meaningful opportunities for value creation by
leveraging PNC and Mercantile’s strengths

Transaction consistent with PNC’s strategic objectives

Mercantile is a Premier Franchise in the
Mid-Atlantic Region

Financial Highlights

Total assets                                                                $17 billion

Loans                                                                                   $12 billion

Deposits                                                                           $12 billion

Net income                                                               $144 million

Net interest margin                                                4.34%

Efficiency ratio                                                                 48%

Tangible common equity ratio               9.85%

Nonperforming loans to loans               0.24%

As of or for the

Six Months Ended

June 30, 2006

Leading commercial banking
and wealth management
businesses

Complements PNC’s footprint
with 240 branches primarily in
Maryland

High financial performance with
solid growth trends

Strong credit profile

One-of-a-Kind Opportunity

(1)

(1)

Mercantile’s efficiency ratio equals noninterest income divided by sum of net interest income FTE and noninterest income

Combination Will Create Mid-Atlantic
Powerhouse

Existing PNC Mid-Atlantic Branch Locations

Existing Mercantile Branch Locations

West Virginia

Virginia

Maryland

Delaware

New Jersey

New York

Pennsylvania

Combined Proforma

Market Share(1)

69% of PNC Proforma Branches Located in the Mid-Atlantic Region

Deposit market share data as of 6/30/05

(1)

Maryland

Branches                                           198

Deposit market share     2nd

Virginia

Branches                                               57

Deposit market share      6th

Delaware

Branches                                               48

Deposit market share      2nd

Washington, DC

Branches                                               32

Deposit market share      4th

Fast Growing and Affluent Region

PNC - 78 county footprint

Mercantile – 38 county footprint

Source: SNL DataSource

PNC

MRBK

PNC

MRBK

PNC

MRBK

Median Household

Income

Projected 5-Year Growth

Household

Income

Population

$58,648

$69,363

18.8%

16.9%

2.1%

10.0%

$51,546

17.8%

6.7%

U.S.

U.S.

U.S.

PNC’s Proven Model to Increase and Deepen
Checking Relationships

PNC Retail Banking

Checking Customer Base

millions

December 31

Small Business

Consumer

Small Business

Small Business debit

card revenue ($ millions)            $5.8                +27%

Small Business online

banking users                               45%           +21%(2)

Consumer

Consumer debit card

revenue ($ millions)                  $48.9                +21%

Consumer online

banking users                              51%           +13%(2)

Consumer online

bill-pay users                               17%           +83%(2)

   …Provides Opportunities to

Leverage Increased Ownership

in Payments Business

Growth(1)

      Growth is for 1H06 vs. 1H05

      Reflects growth in users

1H06

(1)

(2)

Success in Greater Washington, DC Market
Highlights Scalability of Model

Demonstrating Ease of PNC

Client retention exceeded plan

Leveraging successful
technology platform

Extended hours

Free ATMs

Established Business Banking
team

   Improved Monthly Same Store

Sales  Production for

PNCs Greater Washington Market

Increase

June ’06 vs

June ’05

Consumer

Checking relationships                      +19%

Average deposits                                      +15%

Average home equity loans        +15%

Small Business

Checking relationships                      +29%

Average deposits                                      +22%

Average loans                       +207%

A Comprehensive Integration Plan
Begins Today

Leverage experienced integration teams for each
company

Minimize customer disruption by preserving
customer-contact business units and limited branch
consolidations

Roll-out intensive communication plans to
customers and employees

Leverage PNC’s world-class technology platform

Developing plans to:

Combination Will Result in Significant
Revenue Growth Opportunities

Significant opportunity to leverage PNC’s small business
capabilities across Mercantile’s banking footprint

Application of PNC Treasury Management, Capital
Markets and other corporate services to Mercantile’s
corporate customers

Enhance Mercantile’s retail consumer offerings to drive
additional growth such as home equity, credit card
lending and retail payment systems

Mercantile’s Wealth Management business will benefit
from having additional scale and product capability

Transaction Summary

Transaction total value                                 $6 billion (1)

Implied consideration                                     $47.24 per Mercantile share (1)

Consideration                                                                  $2.1 billion in cash and 52.5 million shares
                                                      of PNC common stock

Board composition                                               Two additional directors from Mercantile

Due diligence                                                                    Completed

Required approvals                                             Mercantile shareholders and customary
                                                     regulatory approvals

Termination fee                                                            $225 million

Anticipated closing                                              First quarter 2007

Based on PNC closing price of $73.60 on October 6, 2006 and includes cash out of options. Implied consideration of
$47.24 per Mercantile share reflects a fixed exchange ratio of .4184 shares of PNC common stock and $16.45 in cash for each Mercantile share.

(1)

Transaction is Good for Mercantile
Constituents

Shareholders

Compelling transaction

Customers

PNC does business like Mercantile; similar philosophy and focus

Increase breadth and depth of consumer and commercial product offerings

Robust technology leading to even better service

Employees

Augments individual career opportunities within a large, diverse and growing organization

Communities

Like Mercantile, PNC is very community oriented

$25 million commitment to a charitable foundation in Baltimore

Pricing Consistent with Recent Transactions

Price to

Estimated

Earnings

                                                           $5.99            28%        2.62x         3.84x          19.9x         40%

                                                              $1.90            25%        2.51x         3.79x          17.0x          31%

                                                         $14.37            31%       3.07x         3.73x          18.4x          39%

                                                              $7.43            24%       2.50x         4.51x          18.8x          48%

Price /

Tangible

Book Value

Premium to

Core

Deposits

Mercantile price reflects market closing price of $36.78 on 10/6/06; estimated earnings represent Mercantile 2006
IBES consensus estimates; Mercantile book value and tangible book value are as of June 30, 2006.

Reflects median of bank and thrift deals announced after 1/1/04 with deal value between $1 and $10 billion, listed in
Appendix.

Source: SNL DataSource. Ratios at date of deal announcement.

Market

Premium

(1)

(2)

Price /

Book Value

Bank and

Thrift Deals

Wachovia/

SouthTrust

SunTrust/

Nat’l Commerce

Deal Value

($ billions)

(1)

(2)

(3)

(3)

(3)

(3)

PNC /

Mercantile

EPS Impact Based on Conservative
Financial Assumptions

EPS assumptions                                        IBES consensus estimates for 2007 and 2008

Cost savings                                                        $108 million – 33% in 2007, 100% in 2008

                                                                                                    Equals 25% of Mercantile’s 2006 annualized expense base

PNC synergies and

cost savings                                                         $27 million

One-time costs                                                 $141 million after-tax

Financing costs                                              Financing costs on cash consideration and one-time costs
                                                                                                    at 5.75% pre-tax cost of funds

Targeted capital ratios                        Tangible equity to tangible asset 5.5%

PNC and Mercantile proforma combined                  $5.61           $6.42

PNC consensus                                                   $5.68          $6.39

PNC GAAP accretion/(dilution)                                               ($0.07)             $0.03

PNC cash accretion/(dilution)                                                      $0.01               $0.11

2007

2008

Estimated EPS Impact

Excludes estimated one-time costs of $44 million after-tax and is reconciled to GAAP in the Appendix

(1)

(1)

Transaction Should Provide Solid Returns to
PNC Shareholders

Aggregate offer value                        ($5,992)

After-tax one-time cash costs                                                     ($141)

Cash flow from income                                             283       $364       $394       $427     $463

Expense savings                                                         28          85           85          85          85

Excess Mercantile capital                                             777

Capital for asset expansion                                                              (68)         (70)       (75)        (80)         (85)

Terminal value (14x)                                                                                                        8,164

Incremental cash flow                         ($5,215)       $102      $379     $404      $432      $8,627

Estimated IRR                                                                        14.8%

Closing

2007

2008

2009

2010

2011

$ millions

Returns Well in Excess of Share Repurchases and Cost of Equity

After-tax one-time cash costs, cash flow from income, expense savings, excess Mercantile capital and capital for asset expansion are based on PNC management estimates after completing due diligence and includes estimated purchase accounting adjustments.

Excess Mercantile capital over assumed 5.5% tangible common ratio

(1)

(1)

(1)

Summary

Creating powerhouse banking franchise in one
of the nation’s most attractive regions

Meets PNC’s acquisition objectives

Meaningful opportunities for value creation by
leveraging PNC and Mercantile’s strengths

The PNC Financial Services Group, Inc. and Mercantile Bankshares Corporation will be filing a proxy statement/prospectus and other relevant documents concerning the merger with the
United States Securities and Exchange Commission (the “SEC”).  WE URGE INVESTORS
TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO
BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY
REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION.  Investors will be able to obtain these documents free of charge at the SEC’s web site (www.sec.gov).  In addition, documents filed with the
SEC by The PNC Financial Services Group, Inc. will be available free of charge from
Shareholder Relations at (800) 843-2206.  Documents filed with the SEC by Mercantile
Bankshares will be available free of charge from Mercantile Bankshares Corporation,
2 Hopkins Plaza, P.O. Box 1477, Baltimore, MD 21203, Attention: Investor Relations.

The directors, executive officers, and certain other members of management and employees of Mercantile Bankshares are participants in the solicitation of proxies in favor of the merger from the shareholders of Mercantile Bankshares.  Information about the directors, and executive officers of Mercantile Bankshares is set forth in the proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on March 29, 2006.  Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Additional Information About This
Transaction

Appendix

Combined Balance Sheet

Loans                                                                                             $49.9          $11.9           $61.8

Securities                                                                                      21.7              3.1             24.8

Total assets                                                                              94.9            17.0           111.9

Noninterest bearing deposits      14.4              3.4             17.8

Total deposits                                                                       63.5            12.4             75.9

Loans to deposits                                                          80%            98%             82%

PNC

Mercantile

Combined

$ billions

Appendix

As of June 30, 2006

Excludes purchase accounting adjustments

Combined Income Statement

Revenue

Net interest income - FTE                        $1,125            $323          $1,448

Noninterest income                                                   2,415             125            2,540

        Total revenue                                                            $3,540            $448         $3,988

Provision for credit losses                                   $66                $0              $66

Net income                                                                                  $735              $144            $879

Net interest margin                                                  2.93%            4.34%          3.16%

$ millions

Appendix

For the Six Months Ended June 30, 2006

PNC

Mercantile

Combined

Excludes purchase accounting adjustments

One-Time Expenses

$ millions

Customer communications                                        $13

Signage                                                                       12

Technology / contract termination / buyouts                11

Training                                                                         9

Personnel / retention                                                     8

State taxes                                                                    7

Travel / other                                                               12

Total pretax charges                                                 $71

After-tax expense                                                      $44

Appendix

Estimated One-Time Costs to be Expensed During 2007

Total one-time costs of $141 million after tax comprised of $44 million expensed during 2007 and $97 million accrued through purchase accounting

Bank and Thrift Acquisitions

National City                                                                                 Fidelity BankShares Inc.

National City                                                                                 Harbor Florida Bankshares Inc.

Citizens Banking Corp.                                                     Republic Bancorp Inc.

Banco Bilboa Vizcaya Argent SA                          Texas Regional Bancshares Inc.

Sovereign  Bancorp Inc.                                                  Independence Community Bank

Wachovia Corp.                                                                        Westcorp

TD Banknorth                                                                              Hudson United Bancorp

Zions Bancorp                                                                            Amegy Bancorp Inc.

BNP Paribus Group                                                              Commercial Federal Corp.

Capital One Financial                                                         Hibernia Corp.

TD Banknorth Financial                                                   Banknorth Group Inc.

Fifth Third Bancorp                                                               First National Bankshares of FL

SunTrust Banks Inc.                                                            National Commerce Financial Corp.

BNP Paribus Group                                                              Community First Bankshares

National City Corp.                                                                Provident Financial Group Inc.

North Fork Bancorp                                                              GreenPoint Financial Corp.

Sovereign Bancorp Inc.                                                    Seacoast Financial Services

Appendix

Bank and Thrift Deals Announced After 1/1/04 with Deal Value Between $1 Billion and $10 Billion

Buyer

Seller

Non-GAAP to GAAP
Reconcilement

Appendix

PNC and Mercantile Proforma Combined EPS

PNC projected net income                                                          $1,637           $1,793

Mercantile projected net income                                                      279                360

Proforma combined net income                                                    1,916             2,153

Adjustments (after-tax)

        Synergies                                                                                          28                  85

        Purchase accounting adjustments                                              14                    7

        Other                                                                                                (95)             (119)

         Net adjustments                                                                           (53)                (27)

Adjusted proforma combined net income                                   $1,863           $2,126

One-time expenses                                                                             44

Adjusted proforma net income w/ one-time expenses               $1,819

PNC shares outstanding (millions)                                                288.2             280.6

Proforma shares outstanding (millions)                                        331.9             330.9

PNC projected EPS                                                                          $5.68             $6.39

Proforma combined EPS (excluding one-time expenses)          5.61               6.42

Accretion/(dilution)                                                                          ($0.07)             $0.03

2007

2008

$ millions

(1)

(1)

(1)

Based on EBIS consensus estimates